                                                                   Exhibit 10.10

                NON-COMPETITION AND NON-SOLICITATION AGREEMENT

            THIS   NON-COMPETITION   AND   NON-SOLICITATION    AGREEMENT   (this
"Agreement")  dated as of February 3rd,  2006,  is by and between  RelationServe
Media, Inc. (the "Company"),  Scott Hirsch  ("Hirsch"),  Danielle Karp ("Karp"),
Boston  Technology  Ventures   Corporation   ("BTVC")  and  McCall  &  Estes
Advertising,  Inc.  ("McCall"  and  together  with  Hirsch,  Karp and BTVC,  the
"Sellers").

                              W I T N E S S E T H:

            WHEREAS,  the  Company  is  engaged  in the  development,  sales and support of online and offline direct-response marketing services (the "Company's
Business");

            WHEREAS,  the Company is a party to that certain securities purchase agreement (the  "Purchase  Agreement")  dated as of October 31, 2005,  among the
Company,  SendTec  Acquisition  Corp.,  a Delaware  corporation,  each purchaser identified on the signature pages thereto  (collectively  the  "Purchasers") and
Christiana Corporate Services, Inc., a Delaware corporation,  in its capacity as administrative agent for the Purchasers (the "Agent");

            WHEREAS, Article IV, Section 4.11(a)(i)(4) of the Purchase Agreement
provides  that  the  Company  must  deliver  to the  Agent  evidence  reasonably satisfactory to the Required  Purchasers (as defined in the Purchase  Agreement)
that neither  Hirsch nor any Hirsch family  members or affiliates own any equity or other  interest in the Company and that Hirsch shall have given the Company a
general   release  of  all  claims  and   entered   into   non-competition   and
non-solicitation agreements reasonably satisfactory to the Purchasers;

            WHEREAS,  the Sellers have  represented  to the Company that none of the Sellers,  except as to Karp who owns 100,000 immediately exercisable options to purchase  Common Stock issued to her under the Company's 2005 Incentive Stock
Plan,  currently  own any equity or other  interest  in the Company and that the
Company and the Sellers have entered into a Mutual General Release..

            NOW,  THEREFORE,  in  consideration  of the  premises and the mutual covenants and promises  made herein and the benefits  received by the Sellers in connection with the disposition of their equity and other  interests,  including but not limited to the forfeit by Hirsch of 1,000,000 options to purchase Common
Stock and for other good and valuable consideration, the receipt and sufficiency of which is hereby  acknowledged  and intending to be legally bound hereby,  the parties hereto agree as follows:

            1.  NON-COMPETITION  AND  NON-SOLICITATION.  For a period ending one year following the date hereof, no Seller shall, directly or indirectly:

                  (a) own an interest in, operate,  join, control or participate in, or be  connected as an officer,  employee,  agent,  independent  contractor,
partner,   shareholder,   member,  manager  or  principal  of  any  corporation,
partnership,  proprietorship, firm, association, person, or other entity engaged in a business directly competitive with the Company's Business;

                  (b) take any action,  in connection  with a business  directly competitive  with  the  Company's  Business,  which  might,  or  which  might be anticipated  to, divert from the Company any  opportunity  which would be within the scope of the Company's Business;

                  (c)  either  for  himself,  herself or itself or for any other person, or entity, divert or take away (or attempt to divert or take away), call on or  solicit  (or  attempt to call on or  solicit),  any of the  customers  or clients of the Company for the purpose of inducing  such  persons to do business with a direct competitor of the Company; or

                  (d) induce or influence,  or seek to induce or influence,  any person who is engaged as an employee, agent, independent contractor, consultant, advisor or otherwise by the Company,  to terminate  his, her or its  employment, engagement or relationship  with the Company or to become employed or engaged by any other business in competition with the Company.

            2. CONFIDENTIALITY.  Each Seller agrees not to disclose to any third party,  or  publish  or make use of any  knowledge  or  information  of any type whatsoever of a confidential  or proprietary  nature  relating to the Company or its affiliates and their respective businesses, including without limitation all types of trade secrets  (unless readily  ascertainable  from public or published information or trade sources) without the prior written consent of the Company.

            3. MISCELLANEOUS.

                  3.1 INSURANCE BENEFITS. The Company hereby agrees for a period of two years  from the date  hereof to  provide  to  Hirsch  the same  insurance benefits as he currently receives.

                  3.2 OFFICE  FURNITURE.  The Company hereby  acknowledges  that
Hirsch may remove all his personal office furniture.

                  3.3 WAIVER.  The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach by any party.

                  3.4 ENFORCEMENT. Each Seller acknowledges that were he, she or it to breach the provisions of this Agreement,  the damages to the Company would be irreparable,  and each Seller therefore agrees that in the event that he, she or it is in breach of or  threatens to breach this  Agreement,  then the Company shall be entitled to  equitable  relief,  in addition to any other  remedies the
Company may have at law,  including an injunction  restraining  such Seller from such breach,  and shall be entitled to recover from such Seller,  in addition to any monetary damages,  the costs and expenses (including  reasonable  attorneys'
fees and other costs),  incurred by it in securing such relief.  Nothing  herein shall be construed as prohibiting  the Company from pursuing any other remedies, at law or in equity, for such breach or threatened breach.  Further, each Seller hereby waives any  requirement  for security or the posting of any bond or other surety and proof of damages.

                                       2

                  3.5 PARTIAL INVALIDITY.  If any provision in this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way.

                  3.6  COUNTERPARTS.  This Agreement may be executed in multiple counterparts,  each of which shall be deemed to be an original, but all of which together shall  constitute  one and the same  instrument.  Any such  counterpart signature  page may be delivered  by  electronic  means or  facsimile  and shall become binding on the delivering party upon receipt by the other party.

                  3.7 CHOICE OF LAW.  This  Agreement  shall be governed by, and shall be construed in accordance with, the laws of the State of Florida, without reference to conflicts of law principles.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

                                       3

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                          RELATIONSERVE MEDIA INC.

                                          By: /s/
                                             -----------------------------------
                                             Name:
                                             Title:

                                          SELLERS

                                          /s/
                                          -----------------------------------
                                          Scott Hirsch
                                          Address:

                                          /s/
                                          -----------------------------------
                                          Danielle Karp
                                          Address:

                                          BOSTON TECHNOLOGY VENTURES
                                          CORPORATION

                                          By: /s/
                                             -----------------------------------
                                             Name:
                                             Title:
                                             Address:

                                          MCCALL & ESTES ADVERTISING, INC.

                                          By: /s/
                                             -----------------------------------
                                             Name:
                                             Title:
                                             Address: